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                                                                  Exhibit 10(ai)

                                 AMENDMENT NO. 1
                                       TO
                          2000 SHAREHOLDERS' AGREEMENT

         This Amendment No. 1 to 2000 Shareholders' Agreement (this "Amendment") is made and entered into September ____, 2000 among ETABLISSEMENTS DELHAIZE FRERES ET CIE "LE LION" S.A., a Belgian corporation ("Delhaize"), DELHAIZE THE LION AMERICA, INC., a Delaware corporation and wholly owned subsidiary of Delhaize ("Detla"), and DELHAIZE AMERICA, INC., a North Carolina corporation (the "Company").


                              STATEMENT OF PURPOSE

         Delhaize and Delta (collectively, the "Shareholders") and the Company have entered into that certain 2000 Shareholders' Agreement, dated as of March 27, 2000 (the "Agreement"). The Shareholders and the Company desire to amend the Agreement to fix the number of directors to be nominated by the Nominating Committee and submitted to the annual meeting of shareholders for election at ten persons. The Shareholders and the Company further desire to amend the Agreement to fix the number of directors to be proposed by the Chief Executive Officer of Delhaize to the Nominating Committee at four persons.

                                    AGREEMENT

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

         2. Amendment. Section (1)(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(ii) The slate of directors nominated by the Nominating Committee shall consist of ten (10) persons, four (4) of whom shall have been proposed by the Chief Executive Officer of Delhaize (hereinafter the "Delhaize Designees"), two (2) of whom shall have been proposed by the Chief Executive Officer of the Company (hereinafter the "CEO Designees"), and four (4) of whom shall be independent directors;"

         3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Agreement, which is hereby ratified and reaffirmed, and which shall remain in full force and effect, and this Amendment shall not serve as a consent to any matter prohibited by the terms and conditions thereof. References in any agreement, instrument or other document to the Agreement shall be deemed to be a reference as amended hereby.

         4. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of such together shall constitute one and the same instrument.


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         5. Presentation of Composite Document. The parties agree that, even though this Amendment is not a restatement of the Agreement, the parties may file with governmental authorities or present to third parties a composite document that incorporates into the Agreement the amendments set forth in this Amendment.


                      [The next page is the signature page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


                                            ETABLISSEMENTS DELHAIZE FRERES
                                                 ET CIE "LE LION" S.A.


                                            ____________________________________
                                            By: ________________________________


                                            ____________________________________
                                            By: ________________________________


                                            DELHAIZE THE LION AMERICA, INC.


                                            ____________________________________
                                            By: ________________________________
                                            Its: _______________________________


                                            DELHAIZE AMERICA, INC.


                                            ____________________________________
                                            By: ________________________________
                                            Its: _______________________________